UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 17, 2023

STAGWELL INC.

(Exact name of registrant as specified in its charter)

Delaware	001-13718	86-1390679
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One World Trade Center, Floor 65

New York, NY 10007

(Address of principal executive offices) (Zip Code)

(646) 429-1800

(Registrant’s telephone number, including area code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Class A Common Stock, $0.001 par value	STGW	NASDAQ

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.03 Material Modification to Rights of Security Holders.

On April 17, 2023, Stagwell Inc., a Delaware corporation (the “Company”), filed a Certificate of Amendment (the “Amendment”) to its Second Amended and Restated Certificate of Incorporation with the Secretary of State of the State of Delaware. Pursuant to the Amendment, each share of Class B common stock, par value $0.001 per share (the “Class B Common Stock”) issued and outstanding or held by the Company as of immediately prior to the filing of the Amendment with the Secretary of State of the State of Delaware was automatically reclassified as and converted into 1.25 shares of Class A common stock, par value $0.001 per share (the “Class A Common Stock”) with any fractional shares to which a holder of Class B Common Stock would have been entitled rounded up to the nearest whole share of Class A Common Stock.

As previously disclosed in the Company’s Information Statement on Schedule 14C filed with the Securities and Exchange Commission on March 27, 2023 (the “Information Statement”), on February 23, 2023, the holders of (i) an aggregate of 1,640 shares of Class B Common Stock, constituting a majority of the 2,271 shares of Class B Common Stock issued and outstanding on such date, and (ii) an aggregate of 26,502,414 shares of Class A Common Stock of the Company and 160,909,058 shares of Class C common stock, par value $0.00001 per share (together with the Class A Common Stock and the Class B Common Stock, the “Common Stock”), of the Company, constituting a majority of the voting power of the 292,835,667 shares of Common Stock issued and outstanding on such date, acting by written consent without a meeting, voted to approve the adoption of the Amendment.

The foregoing description of the Amendment set forth above does not purport to be complete and is qualified in its entirety by reference to the Amendment and the Information Statement. A copy of the Amendment is filed as Exhibit 3.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

The disclosures set forth in Item 3.03 of this Current Report on Form 8-K are incorporated into this Item 5.03 by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
3.1	Certificate of Amendment to Second Amended and Restated Certificate of Incorporation.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 17, 2023

STAGWELL INC.

By:	/s/ Peter McElligott
Peter McElligott
General Counsel